UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 2013

JACKSONVILLE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction

of incorporation)

000-30248	59-3472981
(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Laura Street, Suite 1000, Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

904-421-3040

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 23, 2013, Jacksonville Bancorp, Inc. (the “Company”) amended its Amended and Restated Articles of Incorporation, as amended (the “Articles”), to provide for the declassification of its Board of Directors and the annual election of directors (the “Amendment”). The Amendment was approved by the Company’s shareholders on April 23, 2013 and became effective upon its filing with the Florida Secretary of State.

As provided in the Amendment, the directors to be elected at the 2014 Annual Meeting of Shareholders will be elected to serve a two-year term and the directors to be elected at the 2015 Annual Meeting of Shareholders will be elected to serve a one-year term. At the 2016 Annual Meeting of Shareholders and at each meeting of shareholders thereafter, all directors will be elected annually. Because the declassification process in the Amendment will not be complete until the 2016 Annual Meeting of Shareholders, it will not shorten the existing terms of any of our directors. Also under the Amendment, all directors elected to fill vacancies will hold office for a term expiring at the annual meeting at which the term of the class to which they have been elected expires.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 23, 2013, the Company held its Annual Meeting of Shareholders for the purpose of voting on the following proposals:

(1)	To elect three of the Company’s directors for a three-year term;

(2)	To approve the Amendment to the Articles to declassify the Company’s Board of Directors and provide for the annual election of directors;

(3)	To ratify the appointment of Crowe Horwath LLP as the Company’s independent auditors for 2013;

(4)	To approve, on a non-binding advisory basis, the Company’s executive compensation (“Say-on-Pay”); and

(5)	To approve, on a non-binding advisory basis, the frequency of the Say-on-Pay vote.

The following is a summary of the final voting results for each proposal presented to the Company’s shareholders.

The Company’s shareholders elected each of John W. Rose, Price W. Schwenck and Gary L. Winfield, M.D. as directors to serve a three-year term, by the following votes:

	For	Against	Abstain	Broker Non-Votes
John W. Rose	41,976,890	9,372	3,690	1,176,027
Price W. Schwenck	41,963,221	8,041	18,690	1,176,027
Gary L. Winfield, M.D.	36,978,070	5,008,212	3,670	1,176,027

The Company’s shareholders approved the Amendment to the Articles to declassify the Board of Directors, by the following votes:

For	Against	Abstain	Broker Non-Votes
41,972,649	12,506	4,797	1,176,027

The Company’s shareholders ratified the appointment of Crowe Horwath LLP as the Company’s independent auditors for 2013, by the following votes:

For	Against	Abstain
43,140,870	19,982	5,127

The Company’s shareholders approved the Company’s executive compensation, on a non-binding advisory basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
41,956,385	25,864	7,703	1,176,027

The Company’s shareholders approved one year as the frequency of the Say-on-Pay vote, on a non-binding advisory basis, by the following votes:

1 Year	2 Years	3 Years	Abstain
41,397,569	2,100	562,278	28,005

Item 8.01	Other Events

On April 24, 2013, the Company announced via press release that Donald F. Glisson, Jr. was named Chairman of the Board effective April 23, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Jacksonville Bancorp, Inc., effective as of April 23, 2013.

99.1	Press release dated April 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

Date: April 24, 2013	By:	/s/ Valerie A. Kendall
Valerie A. Kendall
Executive Vice President
& Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Jacksonville Bancorp, Inc., effective as of April 23, 2013.

99.1	Press release dated April 24, 2013.